SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 23, 2004

(Date of earliest event reported)

July 22, 2004

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

(I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

 46545

(Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

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TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure.

               On July 22, 2004, the Company issued a press release announcing the declaration of a third consecutive quarterly dividend, the appointment of a new director as well as its financial results for the three and six-month periods ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)

Exhibits

a.1

Press release dated July 22, 2004.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, the Company issued a press release announcing its financial results for the three and six-month periods ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President & Chief Financial Officer

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News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

             msecor@sjcb.com

St. Joseph Capital Corporation Announces Second Quarter Results,

Third Consecutive Dividend And New Director

Mishawaka, Indiana – July 22, 2004 – The chairman, president and chief executive officer of St. Joseph Capital Corp. (Nasdaq SC:SJOE), John W. Rosenthal, today announced that the Company posted record second quarter net income of $540,000, or $0.31 basic income per common share, an increase of 6.3%, compared to $508,000 earned in the same quarter a year ago. The Company also declared a third consecutive quarterly dividend of $.04 per common share to be paid on September 15, 2004 to shareholders of record on September 1, 2004.

Chairman Rosenthal stated, “The net interest margin rebounded to 3.26% during the quarter as the mix of assets and liabilities returned to more historic levels. Additionally, because we experienced a 16.2% increase in average earning assets from a year ago, which is referred to as a positive volume variance, net interest income increased to $2.3 million, a $252,000 or 12.4% improvement compared to the same quarter a year ago.”

The provision expense in the second quarter was $84,000 compared to $62,000 a year ago. The loan portfolio remains fully performing with no past due or non-accrual loans and the allowance for loan losses to loans ratio remains strong at 1.41%.

Total assets at the end of the second quarter reached $313.7 million, an increase of 15.5% compared to June 30, 2003. Deposits increased to $209.1 million at June 30, 2004, up $14.1 million or 7.2% from $195.0 million at June 30, 2003. Net loans grew by $36.6 million or 17.9% year over year and reached $240.8 million at quarter end. Securities available for sale grew by $8.2 million or 2.1% year over year. A detailed review of St. Joseph Capital Corporation’s performance is included with this release.

In addition to disclosing second quarter highlights, Chairman Rosenthal announced that John Affleck-Graves was appointed to the Board of Directors of St. Joseph Capital Corporation and Bank. Affleck-Graves currently serves as executive vice president, chief financial officer at the University of Notre Dame. He was previously vice president and associate provost as well as a tenured professor in Notre Dame’s Mendoza College of Business.

“John brings a wealth of business and investment experience and a keen understanding of his stewardship role for shareholders as a director of the Company. We look forward to a long association with him as he assumes his responsibilities as a member of our board,” said Chairman Rosenthal.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana. Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area. St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

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SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

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ST. JOSEPH CAPITAL CORPORATION

Selected Quarterly Consolidated Financial Data (Unaudited)

                                                                                   (Dollars in thousands)

June 30,

March 31,

December 31,

September 30,

June 30,

Summary of Financial Condition:

2004

2004

2003

2003

2003

Total assets

$

313,664

$

305,558

$

288,258

$

265,212

$

271,512

Total cash and cash equivalents

16,824

22,425

35,429

13,979

21,966

Securities available for sale

48,195

50,590

24,134

32,384

39,968

Loans receivable, net of allowance for

loan losses

240,848

225,913

222,974

212,953

204,157

Allowance for loan losses

3,445

3,361

3,317

3,223

3,129

Total deposits

209,103

208,929

207,282

182,311

194,981

FHLB advances and other debt

55,020

49,520

49,520

46,520

39,070

Total shareholders’ equity

24,843

25,295

24,235

23,144

23,194

Average shareholders’ equity

24,873

24,739

23,630

23,102

22,781

Average total assets

302,827

307,467

268,363

269,756

266,837

                                                                                 (Dollars in thousands, except per share data)

                                                                                   Three Months Ended

June 30,

March 31,

December 31,

September 30,

June 30,

Summary of Operating Results:

2004

2004

2003

2003

2003

Total interest income

$

3,432

$

3,343

$

3,158

$

3,160

$

3,157

Total interest expense

1,146

1,179

1,080

1,005

1,123

Net interest income

2,286

2,164

2,078

2,155

2,034

Provision for loan losses

84

44

94

94

62

Total noninterest income

135

207

224

 235

160

Total noninterest expense

1,479

1,569

1,398

1,791

1,353

Income before income taxes

858

758

810

505

779

Income tax expense

318

232

295

204

271

Net income

$

540

$

526

$

515

$

301

$

508

Supplemental Data:

Return on average total assets

0.72%

0.69%

0.76%

0.44%

0.76%

Return on average shareholders’ equity

8.73

8.55

8.65

5.17

8.94

Net interest rate spread

2.97

2.75

3.11

3.24

3.14

Net yield on average interest-earning assets

3.26

3.02

3.48

3.56

3.43

Net interest income to noninterest expenses

154.56

137.92

148.64

120.32

150.33

Average shareholders’ equity to average

  total assets

8.21

8.05

8.81

8.56

8.54

Average interest-earning assets to average

  interest-bearing liabilities

118.34

116.90

117.62

115.34

113.81

Nonperforming assets to total assets

0.00

0.00

0.00

0.00

0.00

Nonperforming loans to total loans

  receivable

0.00

0.00

0.00

0.00

0.00

Allowance for loan losses to total loans

   receivable

1.41

1.47

1.47

1.49

1.51

Allowance for loan losses to non-performing

  loans receivable

0.00

0.00

0.00

0.00

0.00

Basic income per common share

$

0.31

$

0.30

$

0.30

$

0.18

$

0.30

Diluted income per common share

$

0.30

$

0.29

$

0.29

$

0.17

$

0.29

Dividends declared per common share

$

0.04

$

0.04

$

-

$

-

$

-

Book value per common share

$

14.34

$

14.60

$

14.19

$

13.78

$

13.81

Number of offices

1

1

1

1

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ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Six Months Ended

June 30, 2004

June 30, 2003

June 30, 2004

June 30, 2003

Interest income

Loans, including fees

$

2,935

$

2,789

$

5,816

$

5,576

Securities and other interest income

497

368

959

801

3,432

3,157

6,775

6,377

Interest expense

Deposits

544

577

1,156

1,210

Securities sold under agreements

to repurchase and other borrowings

602

546

1,169

1,075

1,146

1,123

2,325

2,285

Net interest income

2,286

2,034

4,450

4,092

Provision for loan losses

84

62

128

139

Net interest income after provision for loan losses

2,202

1,972

4,322

3,953

Noninterest income

Gain on sales of securities available for sale, net

-

33

77

33

Other noninterest income

135

127

265

241

135

160

342

274

Noninterest expense

Employee compensation and benefits

1,024

905

2,081

1,791

Stock option expense

26

15

52

30

Occupancy and equipment expense

95

95

194

198

Other expense

334

338

721

655

1,479

1,353

3,048

2,674

Income before income taxes

858

779

1,616

1,553

Income tax expense

318

271

550

544

Net income

$

540

$

508

$

1,066

$

1,009

Basic income per common share

$

.31

$

.30

$

.62

$

.60

Diluted income per common share

$

.30

$

.29

$

.59

$

.58

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

June 30, 2004

June 30, 2003

ASSETS

Total cash and cash equivalents

$

16,824

$

21,966

Securities available for sale

48,195

39,968

Federal Home Loan Bank (FHLB) stock

2,601

2,182

Loans receivable

244,293

207,286

Less: Allowance for loan losses

3,445

3,129

Loans receivable, net

240,848

204,157

Premises and equipment, net

1,323

1,314

Interest receivable and other assets

3,873

1,925

Total assets

$

313,664

$

271,512

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

209,103

$

194,981

Securities sold under agreements to repurchase

and other borrowings

23,811

13,862

FHLB Advances

52,020

39,070

Subordinated debentures

3,000

-

Interest payable and other liabilities

887

404

Total liabilities

288,821

248,317

Total shareholders’ equity

24,843

23,195

Total liabilities and shareholders’ equity

$

313,664

$

271,512

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